                                                                     EXHIBIT 10a



                                                                  EXECUTION COPY


                                 AMENDMENT NO. 3
                                       TO
             AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

          This AMENDMENT NO. 3 TO AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT (the "AMENDMENT") dated as of June 26, 2002 is among ArvinMeritor, Inc., an Indiana corporation (the "COMPANY"), Meritor Automotive Canada, Inc., a company organized under the laws of Canada, Arvin Finance Ireland, a company organized under the laws of Ireland, Meritor Heavy Vehicle Systems Limited, a company organized under the laws of the United Kingdom (collectively with the Company referred to as the "BORROWERS") and the "Lenders" and the "Agents" signatory hereto (each as defined in the "Credit Agreement" referred to below). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

          WHEREAS, the Borrowers, the Lenders and the Agents are parties to that certain Amended and Restated 5-Year Revolving Credit Agreement dated as of June 27, 2001 (as amended by Amendment No. 1 thereto dated as of September 30, 2001 and by Amendment No. 2 thereto dated as of February 1, 2002, the "CREDIT AGREEMENT") among the Borrowers, the other Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto, Bank One, NA, in its capacity as administrative agent for itself and the other "Lenders" under the "Credit Agreement" (each as hereinafter defined) (the "ADMINISTRATIVE AGENT"), JP Morgan Chase Bank (successor to The Chase Manhattan
Bank), in its capacity as syndication agent for itself and the other Lenders under the Credit Agreement (the "SYNDICATION AGENT") and Citicorp USA, Inc. and Bank of America, N.A. (collectively, the "DOCUMENTATION AGENTS"; the Administrative Agent, the Syndication Agent and the Documentation Agents being referred to collectively as the "AGENTS");

          WHEREAS, the Borrowers have requested that the Agents and the Lenders amend certain provisions of the Credit Agreement; and

          WHEREAS, the Borrowers, the Agents and the Lenders have agreed to enter into this Amendment on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lender and the Agents agree as follows:

          1. Amendments. Effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

          1.1. To the extent not otherwise specifically set forth herein, (i) each reference to "The Chase Manhattan Bank" in the Credit Agreement shall be replaced with a reference to "JP Morgan Chase Bank (successor to The Chase Manhattan Bank)" and (ii) each reference to "Chase" shall be replaced with a reference to "JP Morgan".

          1.2. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions for "Chase" and "364-Day Revolving Credit Agreement" in their entirety.

          1.3. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions in the appropriate alphabetical location:

               "JP Morgan" means JP Morgan Chase Bank, in its individual capacity, and its successors.

               "3-Year Revolving Credit Agreement" means that certain 3-Year Revolving Credit Agreement, dated as of June 26, 2002, among the Company, the lenders from time to time parties thereto, Bank One, NA, having its principal office in Chicago, Illinois, as Administrative Agent, JP Morgan Chase Bank, as Syndication Agent, and Deutsche Bank Securities Inc., Citicorp USA, Inc. and UBS Warburg LLC , as Documentation Agents, as the same may be amended, restated, supplemented or otherwise modified and as in effect from time to time.

               "Significant Subsidiary" means any Subsidiary that would be a "Significant Subsidiary" within the meaning of Rule 1-02 of the Security Exchange Commission's Regulation S-X, as amended and in effect from time to time.

               "Synthetic Lease" means a financing structure that qualifies as an operating lease for financial reporting purposes under Agreement Accounting Principles, but is considered a loan for tax purposes.

               "Synthetic Lease Obligations" means any liabilities under any Synthetic Lease.

               "Third Amendment Effective Date" means June 26, 2002.

          1.4. The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

               "Agreement Accounting Principles" means generally accepted accounting principles as in effect on June 1, 2001 in the United States; provided that, if any changes in generally accepted accounting principles are required or permitted and are adopted by the Company or any of its Subsidiaries with the agreement of its independent certified public accountants after the Third Amendment Effective Date and such changes result in a change in the method of calculation of any of the financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein ("Accounting Changes"), the parties hereto agree, at the Company's request, to enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the Company's and its Subsidiaries' financial condition shall be the same after such changes as if such changes had not been made; provided, however, until such provisions are amended in a manner reasonably satisfactory to the

          Administrative Agent and the Required Lenders, no Accounting Change shall be given effect in such calculations and all financial statements and reports required to be delivered hereunder shall be prepared in accordance with Agreement Accounting Principles without taking into account such Accounting Changes. In the event such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean generally accepted accounting principles as in effect on June 1, 2001, but giving effect to the Accounting Changes addressed in such amendment.

               "Authorized Officer" means any of the Chairman and Chief Executive Officer, President and Chief Operating Officer, Senior Vice President and Chief Financial Officer, Vice President and Treasurer and any Assistant Treasurer of the Company or any person designated by any such Person in writing to the Administrative Agent from time to time, acting singly.

               "Combined Commitment" means the sum of (1) the aggregate of the Commitments hereunder (which, after the Commitments have been terminated, shall be based on the aggregate Commitments immediately prior to such termination) and (2) the aggregate "Commitments" under and as defined in the 3-Year Revolving Credit Agreement (which, after such "Commitments" have been terminated, shall be based on the aggregate of such "Commitments" immediately prior to such termination).

               "Combined Utilized Amount" means the sum of (1) the Aggregate Ratable Outstandings of all the Lenders plus the Aggregate Non-Pro Rata Multicurrency Outstandings of all the Lenders hereunder excluding any amounts attributable to outstanding Multicurrency Swing Line Loans or any Lender's funded participations in or obligations to purchase participations in Multicurrency Swing Line Loans, and (2) the "Aggregate Outstandings" of all the "Lenders" under and as defined in the 3-Year Revolving Credit Agreement.

               "Indebtedness" of a Person means, without duplication, such Person's (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (c) obligations, whether or not assumed, secured by Liens on property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or other instruments (other than Financial Contracts), to the extent of the amounts actually borrowed, due, payable or drawn, as the case may be, (e) Capitalized Lease Obligations, (f) all obligations in respect of standby Letters of Credit, whether drawn or undrawn, contingent or otherwise, (g) Receivables Facility Attributed Indebtedness in excess of $300,000,000 (it being understood, that notwithstanding the characterization of Receivables Facility Attributed Indebtedness as on-balance sheet Indebtedness or as an Off-Balance Sheet Liability, Receivables Facility Attributed Indebtedness shall only constitute "Indebtedness" hereunder to the extent that it exceeds $300,000,000), (h) Synthetic Lease Obligations in excess of $200,000,000 (it being understood, that notwithstanding the characterization of Synthetic Lease Obligations as on-balance sheet Indebtedness or as an Off-Balance Sheet Liability, Synthetic Lease Obligations shall only constitute "Indebtedness" hereunder to the extent that they exceed $200,000,000), (i) with respect to Indebtedness of the Company, the Company-obligated mandatorily redeemable preferred capital securities and (j) Contingent Obligations with respect to any of the foregoing to the extent (and only to the extent) that (1) such Contingent Obligation relates to other Indebtedness that is not consolidated Indebtedness of the Company and its Subsidiaries and (2) the other Indebtedness to which such Contingent Obligation relates is outstanding and then only as to principal or like amounts actually borrowed, due, payable or drawn, as the case may be; provided, that for purposes of this definition and this Agreement, Indebtedness of the Company and its Subsidiaries (i) shall not be increased or decreased as a result of any change in the Company's liabilities pursuant to Statement of Financial Accounting Standards No. 133, promulgated by the Financial Accounting Standards Board of the Financial Accounting Foundation and (ii) shall exclude Indebtedness of the SPV owing to the Originators representing the purchase price payable for Receivables and Related Security purchased by the SPV in connection with a Receivables Purchase Facility.

               "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease, Synthetic Lease or other title retention agreement).

               "Notice of Assignment" is defined in Section 13.3.2.

               "Off-Balance Sheet Liabilities" of a Person means, without duplication, (a) any Receivables Facility Attributed Indebtedness and repurchase obligation or liability of such Person or any of its Subsidiaries with respect to Receivables or notes receivable sold by such Person or any of its Subsidiaries to the extent such Receivables Facility Attributed Indebtedness, obligation or liability does not appear on the consolidated balance sheet of such Person and its Subsidiaries (calculated to include the unrecovered investment of purchasers or transferees of Receivables or notes receivable or any other obligation of the Company or such transferor to purchasers/transferees of interests in Receivables or notes receivables or the agent for such purchasers/transferees), (b) any liability under any sale and leaseback transactions which do not create a liability on the consolidated balance sheet of such Person,
          (c) any Synthetic Lease Obligations or (d) any obligations arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person and its Subsidiaries.

               "Priority Indebtedness" means, collectively, and without duplication, (a) any and all Indebtedness of any Subsidiary of the Company, (b) any and all Indebtedness of the Company and its Subsidiaries that is secured by any Lien, (c) Receivables Facility Attributed Indebtedness in excess of $300,000,000 and (d) Synthetic Lease Obligations in excess of $200,000,000; provided, that, (x) there shall be excluded from the calculation of Priority Indebtedness (i) Indebtedness of the Foreign Subsidiary Borrowers under this Agreement
          (ii) Indebtedness of any Subsidiary of the Company owing to any of the Borrowers and (iii) intercompany Indebtedness owing from a Subsidiary of the Company to another Subsidiary of the Company disclosed from time to time to the Agents to the extent that such intercompany Indebtedness is evidenced by one or more promissory notes which shall contain terms subordinating such Indebtedness to the Obligations in a manner satisfactory to the Agents, and (y) for purposes of clarification, each reference to "Indebtedness" in this definition shall include both intercompany and third-party Indebtedness.

               "Rate Hedging Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

               "Receivables Purchase Facility" means the securitization facility pursuant to which the Receivables and Related Security of the Originators are transferred to one or more SPVs, and thereafter to certain investors, pursuant to the terms and conditions of the Receivables Purchase Documents.

               "Substantial Portion" means, with respect to the Property of the Company and its Subsidiaries, Property which exceeds any of the following thresholds: (a) such Property represents more than 25% of the consolidated assets of the Company and its Subsidiaries as would be shown in the consolidated financial statements of the Company and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, if such financial statements were prepared in accordance with Agreement Accounting Principles, or (b) such Property is responsible for more than 25% of the consolidated net sales of the Company and its Subsidiaries as reflected in the financial statements referred to in clause (a) above, or (c) such Property accounts for more than 25% of the consolidated net income of the Company and its Subsidiaries as reflected in the financial statements referred to in clause (a) above (it being understood that only clause (a) above shall apply in determining whether Property constituting headquarters or other non-manufacturing facilities of the Company and its Subsidiaries that has been leased, sold or otherwise disposed of or, alternatively, transferred and subsequently leased back pursuant to a sale and leaseback transaction, constitutes a Substantial Portion).

          1.5. Clause (a) of the definition of "Total Debt" in the Credit Agreement is hereby amended and restated in its entirety as follows:

          (a) all Indebtedness of the Company and its Subsidiaries as at such date, but excluding (x) Indebtedness consisting of the Company-obligated mandatorily redeemable preferred capital securities, determined on a consolidated basis and (y) obligations under Rate Hedging Agreements that are secured by any deposit arrangement or other pledge of cash or cash equivalents

          1.6. The lead-in language to Section 6.1 of the Credit Agreement and clauses (i) and (ii) of such Section are hereby amended and restated in their entirety as follows:

               6.1 Financial Reporting. The Company will maintain, for itself and each Subsidiary, a system of accounting enabling it to provide, and will furnish to the Lenders:

               (i) within one hundred and twenty (120) days after the close of each of the Company's fiscal years, annual audited consolidated financial statements for the Company and its Subsidiaries, including a consolidated balance sheet as of the end of such period, related statement of consolidated income, statement of consolidated shareowners' equity, and statement of cash flows, all prepared in accordance with accounting principles generally accepted in the United States, accompanied by an unqualified audit report of independent auditors acceptable to the Lenders;

               (ii) within sixty (60) days after the close of the first three quarterly periods of each of the Company's fiscal years, unaudited consolidated financial statements for the Company and its Subsidiaries, including a consolidated balance sheet as of the end of such period, related statement of consolidated income and statement of cash flows, all prepared in accordance with accounting principles generally accepted in the United States for the period from the beginning of such fiscal year to the end of such quarter, all certified by a Designated Financial Officer;

          1.7. Clauses (iv) through (vi) of Section 6.12 of the Credit Agreement are hereby amended and restated in their entirety as follows:

               (iv) in connection with the Company's continuing integration of the Arvin and Meritor businesses, the Company and its Subsidiaries may sell, lease, transfer or otherwise dispose of plants and real estate, provided that the aggregate book value of all such plants and real estate so sold, leased, transferred or otherwise disposed (together with all such plants and real estate sold prior to the Closing Date) does not exceed $225,000,000 and provided prior to the consummation of such transaction, notice of such sale, lease, transfer or other disposition shall have been provided by the Company to the Administrative Agent identifying such transaction as an integration transaction pursuant to the terms of this clause (iv);

               (v) the Company may sell its interests in each of (a) Roll Coater, Inc., an Indiana corporation, (b) AVM, Inc., a South Carolina corporation, (c) the facility located at 2020 15th Street, Columbus, Indiana 47201 (d) a line of business consisting of off-highway planetary axles, in each case, in its entirety or in a series of one or more transactions; and

               (vi) Other leases, sales, sales and leasebacks or other dispositions of its Property that, (a) are not for less than fair market value and (b) together with all other Property of the Company and its Subsidiaries previously leased, sold or disposed of (other than as provided in clauses (i) through (v) above) as permitted by this Section during the twelve-month period ending with the month prior to the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the Property of the Company and its Subsidiaries, excluding from such calculation sales, leases, sale leasebacks or other dispositions where the fair market value of the asset sold in such transaction (or a series of related transactions) does not exceed $1,000,000.

          1.8. Section 6.14(v) of the Credit Agreement is hereby amended to add the words "and Synthetic Leases" immediately after the words "Capitalized Leases."

          1.9. Section 6.14(xiii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               (xiii) Liens arising under the Loan Documents, including Section 2.19.7, and Liens arising under the 3-Year Revolving Credit Agreement and the related loan documents;

          1.10. Section 6.14 of the Credit Agreement is hereby amended to renumber clause (xvi) as clause (xvii) and to include the following new clause (xvi) immediately prior thereto:

          (xvii) Deposit arrangements and pledges of cash or cash equivalents that secure only obligations under Rate Hedging Agreements otherwise permitted hereunder; and

          1.11. The first provisio in the last sentence of Section 6.14 is hereby restated in its entirety as follows:

          provided, that any agreement, note, indenture or other instrument in connection with purchase money Indebtedness (including Capitalized Leases) and Synthetic Leases may prohibit the creation of a Lien in favor thereof on the items of property obtained with the proceeds of such purchase money Indebtedness or subject to such Synthetic Leases;

          1.12. Section 6.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:

               6.19. Additional Guarantees. The Company will not permit any of its Subsidiaries to become co-obligors or guarantors of any Indebtedness, Synthetic Lease Obligations or Off-Balance Sheet Liabilities of the Company unless such Subsidiaries similarly become co-obligors or guarantors of the Indebtedness hereunder and under the 3-Year Revolving Credit Agreement.

          1.13. Section 6.22 of the Credit Agreement is hereby amended and restated in its entirety as follows:

               6.22 Financial Contracts. The Company shall not and shall not permit any of its Subsidiaries to enter into any Financial Contracts other than (a) Financial Contracts entered into to hedge or mitigate risks to which the Company or any Subsidiary has actual exposure and which, accordingly, are of a non-speculative nature (other than those in respect of Capital Stock of the Company or any of its Subsidiaries) and (b) Financial Contracts entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Company or any Subsidiary.

          1.14. Section 7.1.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

               7.1.5. Failure of the Company, a Foreign Subsidiary Borrower or any other Subsidiary to pay (i) any Indebtedness under the 3-Year Revolving Credit Agreement or (ii) without duplication, any other Indebtedness (other than the Indebtedness hereunder), Priority Indebtedness, Off-Balance Sheet Liabilities or obligations arising under Financial Contracts with a principal amount individually or in the aggregate in excess of $35,000,000 when due (the Indebtedness, Priority Indebtedness, Off-Balance Sheet Liabilities and obligations arising under Financial Contracts in this clause (ii) being referred to as "MATERIAL LIABILITIES"), or the default by the Company, any Foreign Subsidiary Borrower or any other Subsidiary in the performance of any other term, provision or condition contained in the 3-Year Revolving Credit Agreement or any other agreement under which any such Material Liabilities was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness under the 3-Year Revolving Credit Agreement or such Material Liabilities to cause, such Indebtedness or Material Liabilities to become due prior to its stated maturity; or any such Indebtedness under the 3-Year Revolving Credit Agreement or such Material Liabilities shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment), prior to the stated maturity thereof.

          1.15. Section 10.12 of the Credit Agreement is hereby amended to change the references to "Section 10.13" and "Section 10.13(b)" to "Section 10.12" and "Section 10.12(b)" respectively.

          1.16. Exhibit C to the Credit Agreement (Compliance Certificate) is hereby amended and restated in its entirety in the form attached as Annex A hereto.

          2. Conditions Precedent. This Amendment shall become effective as of the date first above written, if, and only if the Administrative Agent has received:

          2.1. duly executed originals of this Amendment from the Borrowers and the Required Lenders; and

          2.2. evidence satisfactory to the Administrative Agent and the Syndication Agent that the 364-Day Credit Agreement shall have been refinanced by a 3-year revolving credit facility in form and substance acceptable to the Administrative Agent and the Syndication Agent (substantially concurrently herewith) that conforms the calculation of the utilization fee contained therein to the calculation set forth in the Credit Agreement, as amended hereby; it being understood that such 3-year credit facility may, but shall not be required to, contain additional changes to those set forth herein.

          3. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

          (a) The Borrowers have the requisite corporate or other organizational power and authority to execute and deliver this Amendment and the officers of the Borrowers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrowers with respect to the provisions hereof.

          (b) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally).

          (c) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all representations and warranties made in the Credit Agreement, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

          (d) No Default or Unmatured Default has occurred and is continuing under the Credit Agreement that has not been waived.

          4. Reference to and Effect on the Credit Agreement.

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

          (b) Except as specifically amended or waived above, the Credit Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.







                  SIGNATURE PAGES TO BE ATTACHED SEPARATELY

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.



                            ARVINMERITOR, INC., as a Borrower


                            By:                /s/ Frank A. Voltolina
                                ------------------------------------------------
                            Name:  Frank A. Voltolina
                            Title: Vice President and Treasurer



                            MERITOR AUTOMOTIVE CANADA, INC., as a Borrower


                            By:                /s/ Frank A. Voltolina
                                ------------------------------------------------
                            Name:  Frank A. Voltolina
                            Title: Treasurer



                            ARVIN FINANCE IRELAND, as a Borrower


                            By:                /s/ Frank A. Voltolina
                                ------------------------------------------------
                            Name:  Frank A. Voltolina
                            Title: Director



                            MERITOR HEAVY VEHICLE SYSTEMS LIMITED, as a Borrower


                            By:                /s/ Allan H.S. Johnson
                                ------------------------------------------------
                            Name:  Allan H.S. Johnson
                            Title: Director



                                            Signature Page to Amendment No. 3 to
                          Amended and Restated 5-Year Revolving Credit Agreement

                                 LENDERS:


                                 BANK ONE, NA (Main Office Chicago), as
                                 Administrative Agent, an Issuer, the Swing Line Bank and a Lender


                                 By:           /s/ William J. Maxbauer
                                     -------------------------------------------
                                 Name:  William J. Maxbauer
                                 Title: Director


                                 JP MORGAN CHASE BANK (successor to THE
                                 CHASE MANHATTAN BANK), as Syndication
                                 Agent and a Lender


                                 By:             /s/ Karen May Sharf
                                     -------------------------------------------
                                 Name:  Karen May Sharf
                                 Title: Vice President


                                 BANK OF AMERICA, N.A., as Documentation
                                 Agent and a Lender


                                 By:           /s/ Charles A. McDonell
                                     -------------------------------------------
                                 Name:  Charles McDonell
                                 Title: Managing Director



                                 CITICORP USA, INC., as Documentation Agent and a Lender


                                 By:             /s/ Michael D'Arina
                                     -------------------------------------------
                                 Name:  Michael D'Arina
                                 Title: Relationship Manager
                                        Citibank N.A.
                                        XXXXXXXXXXXXXXXXXXXX
                                        XXXXXXXXXXXXXXXXXXXX



                                 BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                 as a Lender


                                 By:           /s/ Paresh R. Shah
                                     -------------------------------------------
                                 Name:  Paresh R. Shah
                                 Title: Vice President



                                            Signature Page to Amendment No. 3 to
                          Amended and Restated 5-Year Revolving Credit Agreement

                                    COMERICA BANK, as a Lender


                                    By:          /s/ Robert M. Ramirez
                                        ----------------------------------------
                                    Name:  Robert M. Ramirez
                                    Title: Assistant Vice President



                                    DEUTSCHE BANK AG
                                    NEW YORK BRANCH AND/OR CAYMAN ISLAND BRANCH, as a Lender



                                    By:            /s/ Oliver Schwarz
                                        ----------------------------------------
                                    Name:  Oliver Schwarz
                                    Title: Vice President


                                    By:          /s/ Hans-Josef Thiele
                                        ----------------------------------------
                                    Name:  Hans-Josef Thiele
                                    Title: Director



                                    KEYBANK NATIONAL ASSOCIATION, as a Lender


                                    By:              /s/ J.T. Taylor
                                        ----------------------------------------
                                    Name:  J.T. Taylor
                                    Title: Vice President



                                    UBS AG, STAMFORD BRANCH, as a Lender


                                    By:           /s/ Wilfred V. Saint
                                        ----------------------------------------
                                    Name:  Wilfred V. Saint
                                    Title: Associate Director


                                    By:          /s/ Patricia O'Kicki
                                        ----------------------------------------
                                    Name:  Patricia O'Kicki
                                    Title: Director



                                            Signature Page to Amendment No. 3 to
                          Amended and Restated 5-Year Revolving Credit Agreement

                                          HSBC BANK PLC, as a Lender


                                          By:           /s/ G R Thomas
                                              ----------------------------------
                                          Name:  G R Thomas
                                          Title: Global Relationship Manager



                                          ABN AMRO BANK N.V., as a Lender


                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:


                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:



                                          FIRST UNION NATIONAL BANK, as a Lender


                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:



                                          FLEET NATIONAL BANK, as a Lender


                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:



                                          SUNTRUST BANK, as a Lender


                                          By:      /s/ William C. Humphries
                                              ----------------------------------
                                          Name:  William C. Humphries
                                          Title: Director



                                            Signature Page to Amendment No. 3 to
                          Amended and Restated 5-Year Revolving Credit Agreement

                                     TORONTO DOMINION (TEXAS), INC., as a Lender


                                     By:             /s/ Ann S. Slanis
                                         ---------------------------------------
                                     Name:  Ann S. Slanis
                                     Title: Vice President



                                     MELLON BANK, N.A., as a Lender


                                     By:          /s/ Daniel J. Lenckos
                                         ---------------------------------------
                                     Name:  Daniel J. Lenckos
                                     Title: Vice President



                                     THE BANK OF NEW YORK, as a Lender


                                     By:           /s/ Joshua Feldman
                                         ---------------------------------------
                                     Name:  Joshua Feldman
                                     Title: Vice President



                                     BAYERISCHE LANDESBANK GIROZENTRALE,
                                     CAYMAN ISLANDS BRANCH, as a Lender


                                     By:           /s/ Peter Obermann
                                         ---------------------------------------
                                     Name:  Peter Obermann
                                     Title: Vice President


                                     By:          /s/ James H. Boyle
                                         ---------------------------------------
                                     Name:  James H. Boyle
                                     Title: Vice President



                                     CREDIT LYONNAIS NEW YORK BRANCH,
                                     as a Lender


                                     By:           /s/ Lee E. Greve
                                         ---------------------------------------
                                     Name:  Lee E. Greve
                                     Title: First Vice President



                                            Signature Page to Amendment No. 3 to
                          Amended and Restated 5-Year Revolving Credit Agreement

                                      FIRSTAR BANK, NA, as a Lender


                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:



                                      THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                      CHICAGO BRANCH, as a Lender


                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:



                                      LLOYDS TSB BANK plc, as a Lender


                                      By:          /s/ Richard M. Heath
                                          --------------------------------------
                                      Name:  Richard M. Heath
                                      Title: Vice President,
                                             Corporate Banking, USA
                                             H009


                                      By:            /s/ Lisa Maguire
                                          --------------------------------------
                                      Name:  Lisa Maguire
                                      Title: Assistant Vice President
                                             Corporate Banking USA
                                             M067



                                      NATIONAL CITY BANK OF INDIANA, as a Lender


                                      By:         /s/ David G. McNeely
                                          --------------------------------------
                                      Name:  David G. McNeely
                                      Title: Corporate Banking Officer


                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:



                                            Signature Page to Amendment No. 3 to
                          Amended and Restated 5-Year Revolving Credit Agreement

                                 INTESABCI-NEW YORK BRANCH, as a Lender


                                 By:
                                     -------------------------------------------
                                 Name:
                                 Title:


                                 By:
                                     -------------------------------------------
                                 Name:
                                 Title:



                                 NORDEA BANK FINLAND PLC, (aka MERITA BANK PLC); as a Lender


                                 By:              /s/ Ulf Forsstrom
                                     -------------------------------------------
                                 Name: Ulf Forsstrom
                                 Title: Vice President


                                 By:               /s/ Thomas Hickey
                                     -------------------------------------------
                                 Name:  Thomas Hickey
                                 Title: Vice President



                                            Signature Page to Amendment No. 3 to
                          Amended and Restated 5-Year Revolving Credit Agreement